UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2011 (January 11, 2011)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 11, 2011, Avis Budget Group, Inc. issued the press release attached as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

By:	AVIS BUDGET GROUP, INC. /s/ Jean M. Sera
Name: Title:	Jean M. Sera Senior Vice President and Secretary

Date: January 11, 2011

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated January 11, 2011 (January 11, 2011)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 11, 2011.